UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 24, 2007

ENCISION, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-28604	84-1162056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6797 Winchester Circle, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 444-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2007, the Board of Directors of ENCISION INC., a Colorado corporation (the “Company”), approved and adopted amended bylaws of the Company. The principal amendments include: increasing the required minimum number of directors of the Company from three directors to five directors; (ii) permitting electronic notices to the directors regarding special meetings; and (iii) eliminating the requirement that the officers of the Company include one or more Vice-Presidents.

Item 9.01	Exhibits.

(d)	3.1	Amended Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCISION, INC.
(Registrant)
Date October 30, 2007
	By:	/s/ Marcia K. McHaffie
Marcia K. McHaffie
Controller
Principal Accounting Officer